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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549

                    ----------------------------------


                                 FORM 8-K

                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported):      June 6, 2000
                                                           ----------------




                       Toyota Motor Credit Corporation
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)





    California                     1-9961                      95-3775816
-------------------           ----------------            -------------------
  (State or other               (Commission                  (IRS Employer
  jurisdiction of               File Number)              Identification No.)
   incorporation)





          19001 South Western Avenue
             Torrance, California                                90509
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   (Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:         (310) 787-1310

                                                          -------------------


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Item 8.  Change in Fiscal Year
   ---------------------

Effective as of June 6, 2000, the Executive Committee of the Board of Directors of Toyota Motor Credit Corporation (the "Company") approved a change in the Company's fiscal year-end from September 30 to March 31. The report covering the six-month transition period ending March 31, 2001 will be filed with the Commission on Form 10-K on or before June 29, 2001.






                                 SIGNATURES
                                 ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TOYOTA MOTOR CREDIT CORPORATION
                                       -------------------------------
                                                 (Registrant)


Date:  June 15, 2000           By:         /S/ GEORGE E. BORST
       --------------               -----------------------------------
                                                George E. Borst
                                           Senior Vice President and
                                                General Manager
                                         (Principal Executive Officer)